Exhibit 10.2

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

Supplemental Agreement

A.1	Parties and Other Agreements
A.1.1	Eli Lilly and Company, an Indiana Corporation, and its Affiliates, operating through its Elanco Animal Health division ("Elanco or "Lilly").
A.1.2	Diamond Animal Health, Inc., an Iowa Corporation, and its Affiliates ("Diamond").
A.1.3	This Supplemental Agreement is subject to the Master Supply Agreement ("MSA") between the Parties effective October 1, 2014.
A.1.4	Capitalized words that appear in this Supplemental Agreement are defined in the Asset Purchase and License Agreement between the Parties, Effective June 17, 2013 (the "APA"), or in the MSA.
A.2	Term
A.2.1	The term of this Supplemental Agreement is from October 1, 2014 through June 16, 2023, unless cancelled or terminated earlier by either Party subject to the terms of this Supplemental Agreement and the MSA.
A.2.2	Elanco shall be able to terminate this Agreement without cause on or after June 17, 2018 provided that 1) Elanco provides no less than three (3) years prior written notice to Diamond of its intent to terminate this Agreement, and 2) pays to Diamond on or before the effective date of termination, an early termination fee equal to [***].
A.3	Project /Product Information
A.3.1	The scope of this Supplemental Agreement is for the supply of the vaccines listed in Exhibit A.
A.3.2	Diamond will manufacture Product for Elanco at its facility in Des Moines, IA.
A.3.3	Diamond will manufacture and supply Product to Elanco as described in this Supplemental Agreement and the MSA.
A.3.4	Upon [***]

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

[***].

A.3.5	The Parties acknowledge that during the term of this Agreement, Diamond will have the obligation to make Product for Elanco and/or Defined Third Parties, and that such obligation will entail consumption of a portion of certain Purchased Assets. To the extent that such obligation to make Defined Product(s) pertain to supply by Diamond to Defined Third Parties, such supply should be sourced from the assets contained in the Diamond Subset. Conversely, to the extent that such obligation to make Products pertains to the supply by Diamond to Elanco, such supply should be sourced from the assets contained in the Elanco Subset.
A.4	Minimum Purchases
A.4.1	Elanco will purchase during each calendar year of the term of this Supplemental Agreement, as a minimum, Product with an aggregate price purchased from Diamond during such calendar year (based upon delivered Product and open purchase orders meeting agreed Product lead times to delivery) (the "Actual Annual Purchases") equal to the minimum annual purchase set forth on Exhibit A.
A.4.2	For a given calendar year, and unless otherwise agreed by the Parties in writing, for any shortfall of Actual Annual Purchases relative to the Minimum Annual Purchases for such calendar year, Elanco shall purchase additional Products to cover the shortfall (provided Elanco takes delivery on or before December 31 of that year) or shall pay Diamond for any shortfall from such Minimum Annual Purchases requirement within sixty (60) days following the end of such calendar year.
A.5	Investment Needs
A.5.1	The Parties acknowledge that investments in capital improvement, maintenance and repair in Diamond's manufacturing facility (the "Manufacturing Facility") will be required during the term of this Agreement to: 1) provide for compliance with regulatory requirements from Regulatory Agencies in the Territory are met and maintained throughout the term of this Agreement and 2) provide that facilities and equipment are maintained in good working order to assure reliability of supply. Diamond shall be responsible for any and all investments required to meet or maintain compliance with such regulatory requirements in the United States or any other country for which Diamond manufactures as of the Effective Date of the APA and to maintain, refurbish and/or replace equipment and facilities, as Diamond reasonably determines are necessary, to provide for reliability of supply after the Effective Date of the APA; provided, however, Elanco shall be responsible for: i) any and all investments required to meet or maintain compliance with such regulatory requirements for any country other than those countries for which Diamond manufactures as of the Effective Date of the APA, ii) any product-specific investment required to commercialize a new product and iii) all investments specifically requested by Elanco that are not otherwise required by an applicable Regulatory Agency or reasonably determined by Diamond to be needed to provide for on-going, reliable supply of Product.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

A.6	Compensation
A.6.1	Diamond may change purchase prices for each Product to be delivered in each subsequent calendar year by written notice to Elanco if the notice is delivered to Elanco at least ninety (90) days before the end of the preceding calendar year, taking into account factors including, but not limited to, cost changes, volume changes and plant utilization; provided that, such increase for any calendar year, plus any increase in the preceding calendar year resulting from the immediately following sentence shall not exceed [***] of the purchase price in effect at the beginning of the preceding calendar year. In addition, Diamond shall have the right, but not the obligation, to increase or decrease purchase prices by notice to Elanco in writing during any calendar year by an amount equal to (i) any cost increases or decreases for raw materials and packaging components for each Product to the extent such cost increase or decreases, individually or in the aggregate, would cause total finished cost of goods of such Product to increase or decrease by more than [***]; and (ii) any cost increases or decreases charged by [***] for [***].
A.6.2	Notwithstanding Section A.6.1, the purchase prices charged to Elanco by Diamond for the Products to be distributed in the United States will not be higher than the prices charged to any Defined Third Party in the United States purchasing identical Products with identical quality controls and safety requirements.
A.6.3	Elanco shall purchase Product from Diamond at the prices set forth on Exhibit A.
A.7	Registration
A.7.1	The Parties agree that Elanco shall have the responsibility for, and shall pay all Product Registration Costs associated with securing all appropriate regulatory licenses and approvals required for marketing the Products. Elanco may, with Diamond's consent, engage Diamond to perform any activities connected with obtaining such licenses and approvals and shall pay all Product Registration Costs associated with Diamond's services, excluding costs related to the facility licenses owned by Diamond, facility inspection relating to facility licenses owned by Diamond including but not limited to USDA/APHIS/CVB, international licenses and inspections and their maintenance, all to the extent such licenses are owned by Diamond. Diamond shall be responsible, at Elanco's cost, for all dossier submissions to all regulatory authorities necessary to obtain registration of the Products in such jurisdictions. License submissions outside of the USA and Canada will be made by Elanco in these countries. The Parties shall agree upon a written work plan prior to commencement of any such services. Such work plan shall specify how Product Registration Costs will be calculated (e.g., hourly) and when they will be paid. Any estimate of Product Registration Costs shall be a non-binding estimate only. For the purposes of this Agreement, "Product Registration Costs" shall mean all direct costs and expenses associated with achieving regulatory licensure of a Product, including clinical trial costs, assay development and validation, development of seed stocks, production processes scale-up, formulation development, production of pre-licensing serials, conduct of field safety trials, preparation of reports, preparation of regulatory submissions, application fees and other costs and expenses reasonably incidental thereto. As between the parties, additional costs and expenses shall include labor and service charges at Diamond's standard hourly rates, direct cost of required materials provided by Diamond, and out-of-pocket and third-party expenditures.
A.7.2	Diamond shall be responsible for securing all appropriate regulatory licenses and approvals required for manufacturing the Products for sale in the United States and Canada. Except as provided in Section A.7.1 above, Elanco shall pay all Manufacturer

Registration Costs set forth in this Supplemental Agreement, as may be amended by the Parties. The Parties shall agree upon a written work plan prior to commencement of any registration activities. Such work plan shall specify how Manufacturer Registration Costs will be calculated (e.g., hourly) and when they will be paid. Any estimate of Manufacturer Registration Costs shall be non-binding estimate only. For the purposes of this Agreement, "Manufacturer Registration Costs" shall mean all direct costs and expenses associated with achieving regulatory licensure of Diamond to manufacture any Product, including costs of animal studies, production process, validation costs, stability studies, production of pre-licensing serials, application fees and other costs and expenses reasonably incidental thereto. As between the parties, additional costs and expenses shall include labor and service charges at Diamond's standard hourly rates, direct cost of required materials provided by Diamond, and out-of-pocket and third-party expenditures.

A.7.3	Each party grants to the other party the right to participate in discussions with the USDA/APHIS/CVB, USDA/APHIS/NIES, CFIA/CFBD and all other applicable Regulatory Agencies relating to any United States and Canada registration filings made pursuant to this Section A.7. Should a party receive a written communication from a Regulatory Agency relating to any such registration filing it will, within two (2) business days, and in writing within five (5) business days, provide a copy of such communication to the other party and, subject to any mandatory response time designated by the Regulatory Agency, allow the other party to provide its suggested response to that communication and in good faith consider inclusion of such suggested response it its reply to the Regulatory Agency. In relation to non-United States (excluding Canada) registration filings made by Elanco, Elanco will provide Diamond with copies of any communication from a Regulatory Agency relating to the Diamond manufacturing facility where Elanco products will be manufactured and the foregoing provisions of this Subsection A.7.3 shall apply to the response to such Regulatory Agency communication.
A.8	Forecasts, Order Procedures and Shipment
A.8.1	Except to the extent that the Parties otherwise agree in writing with regard to a particular shipment, Elanco shall submit to Diamond a firm written purchase order or orders specifying the types, quantities and delivery dates of Products that it desires to purchase within at least the lead time and in the Standard Lot Sizes specified on Exhibit A prior to the requested delivery date(s). Diamond will review each purchase order within five (5) business days of receipt and either issue its confirmation or its proposed modified delivery date(s) to accommodate Diamond's scheduling requirements. Diamond will use reasonable commercial efforts to accommodate and to minimize modifications to the delivery dates requested by Elanco. Each purchase order shall be binding on Elanco upon written confirmation by Diamond or, if Diamond has made a proposal for modifications to delivery dates, upon Elanco's written acceptance of such modifications; provided that no material modification will become effective after confirmation without the written approval of both parties. Revisions to labeling or packaging configurations may be made by Elanco not less than ninety (90) days prior to the specified delivery date (subject to approval by Regulatory Agencies) unless otherwise agreed by Diamond, provided that the Purchase Price(s) shall be adjusted for any such changes and Diamond will promptly notify Elanco thereof. In the event Elanco does not agree to the adjustment in Purchase Price for changed configurations, then the original configuration may be used. Diamond agrees that with respect to Products covered by a purchase order confirmed by it in writing, the Products shall be available for shipment on the specified delivery dates, except to the extent it is prevented from doing so due to conditions beyond its control. The applicable delivery schedules shall be suspended during any period that

Products have been selected for testing by a Governmental Authority which testing would affect or prevent manufacture or delivery.

A.8.2	Elanco will order Products in standard batch sizes as shown on Exhibit A. If specified order amounts for Elanco would result in a batch which is ten percent (10%) or more below the applicable standard batch size, Diamond will so notify Elanco and at Elanco's option (i) the Parties will mutually agree to an increased Purchase Price for such Products; or (ii) Elanco may submit a revised purchase order for a quantity of Products within the permitted parameters. The Purchase Price shall remain applicable for amounts resulting in a batch up to ten percent (10%) more or less than the applicable standard batch size, and Elanco shall be required to accept any such entire batch.
A.8.3	Within fifteen (15) days after the issuance of the Product License by the CVB, Elanco will furnish Diamond a written forecast of the quantities and types of Products that Elanco anticipates it will order from Diamond during the First Contract Year. Thereafter, within fifteen (15) days after the first day of each month during the term of this Agreement, Elanco will also furnish to Diamond revised written estimates of the quantities it anticipates it will order during each month of the succeeding Contract Year. Such forecasts are not binding commitments, but are for the purpose of enabling Diamond to more effectively schedule the use of its facilities. Diamond shall use commercially reasonable efforts to have capacity and availability of the facilities for the manufacture of the Product notwithstanding any forecasts.
A.8.4	Diamond agrees to store the Products under conditions required to maintain the quality and stability of the Product at no cost to Elanco as required by Elanco for a period of not to exceed forty-five (45) days from the date Diamond notifies Elanco the Products are ready for shipment. With respect to Products that are not picked up by the common carrier designated by Elanco's shipping instructions within forty-five (45) days from the date Diamond notifies Elanco the Products are ready for shipment, Diamond shall charge a warehousing fee of two percent (2%) of the invoice amount per month or portion thereof until such Products are shipped.
A.9	Labeling; Trademarks
A.9.1	Diamond shall affix labeling to the Products as required, such labeling to bear one or more Elanco trademarks, as specified by Elanco. Nothing contained herein shall give Diamond any right to use any Elanco trademark except on Products for Elanco and Diamond shall not obtain any right, title or interest in any Elanco trademark by virtue of this Agreement. Elanco shall not use, nor shall Elanco obtain any right, title or interest in any Diamond trademark. Elanco shall cause all Product labeling to contain only such claims as are permitted under applicable licenses for such Product and otherwise comply with Applicable Law. Elanco shall be responsible for the costs of developing and changing packaging for the Products, including costs of obsolete labeling and packaging due to changes requested by Elanco or required by Governmental Authorities. Elanco agrees to provide label specifications compatible with Diamond's equipment, as specified by Diamond. Additional details to be set forth on Exhibit A. In the event that Diamond purchases labeling or packaging materials for use with the Products, Diamond shall purchase an amount reasonably required for the amount of Products manufactured; provided the Parties agree that a six (6) month supply of labeling and packaging materials is reasonable, and Elanco shall be required to bear the full cost of such reasonable supply even if this Agreement is terminated, unless otherwise agreed upon by the Parties.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

A.10	Signatures
A.10.1	This Supplemental Agreement is legally binding when, and not until, each Party has executed it in a manner allowed by the MSA.

ELI LILLY AND COMPANY	DIAMOND ANIMAL HEALTH, INC.
By: [***]_________________________________ Printed Name: [***]________________________ Title: [***]_______________________________ Date: 2015.01.14 09:09:58 -05'00'_____________	By: /s/ Michael J. McGinley Printed Name: Michael J. McGinley___________ Title: Vice President - Diamond______________ Date: 15 Jan 2015_________________________

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

Exhibit A

 Minimum Annual Purchases

For the purposes of Section A.5.1 of this Supplemental Agreement, the Minimum Annual Purchases shall mean [***].

Lead Time for Product Orders

Unless otherwise agreed to in writing by Diamond and Elanco on a specific order, the minimum lead time between confirmation of an order by Diamond and the shipping date for such order is [***].

Minimum Dating Requirements

Unless otherwise agreed to in writing by Diamond and Elanco on a specific order, the minimum shelf life for Product purchased under this Supplemental Agreement as of the shipping date for such Product shall be [***].

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

Standard Serial Sizes

Unless otherwise agreed to in writing by Diamond and Elanco on a specific order, the standard serial size for Product under this Supplemental Agreement is as follows (the "Standard Serial Sizes"):

Product Type	Dose Size	Minimum Serial Size
Bovine Modified Live Viruses (Titanium)	[***]	[***]
Bovine Modified Live Viruses (Titanium)	[***]	[***]
Bovine Modified Live Viruses + Leptospira Pomona	[***]	[***]
Titanium 3 LP (DAH Item No. [***])	[***]	[***]
Modified Live/Killed Virus/Lepto 5 Combination (Masterguard 10)	[***]	[***]
Modified Live/Killed Virus/Lepto 5 Combination (Masterguard 10)	[***]	[***]
Modified Live/Killed Virus Combination (Masterguard 5)	[***]	[***]
Modified Live/Killed Virus/Lepto 5 Combination (Masterguard 5)	[***]	[***]
Masterguard Preg 5-South Africa (DAH Item No. [***]	[***]	[***]
Masterguard Preg 5-South Africa (DAH Item No. [***]	[***]	[***]
Feline Ultranasal FVRC and FVRCP	[***]	[***]

For orders below the Standard Serial Size requested by Elanco, the additional cost per split serial is as follows:

[***]

To the extent the serial sizes received by Diamond from [***] do not align with the Standard Serial Sizes set forth above, either (a) Elanco shall permit Diamond's manufacture and delivery of Product in a serial size smaller than the applicable Standard Serial Size, or (b) Elanco shall pay Diamond for (i) Diamond's cost of any such [***] (set forth in footnote (4) to the Pricing Schedule) that remains after manufacturing of a Product that includes such [***] and that can't otherwise be used in the manufacture of other Product that includes such [***], taking into account dating requirements (the "Unused [***], and (ii) Diamond's cost of destruction of such Unused [***].

Additional Terms and Conditions

Elanco acknowledges and agrees that Diamond shall not be in breach of this Supplemental Agreement, responsible, or otherwise liable for failure to supply any Product to the extent such

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

failure is the result of [***], whether as a result of failure to obtain sufficient quantities thereof, failure of viricidal testing thereof, receipt of [***] with insufficient minimum shelf life, or otherwise. Further, upon failure of viricidal testing of any [***], Elanco shall reimburse Diamond for Diamond's costs incurred for such testing.

Elanco acknowledges and agrees that any [***] that are not used pursuant to a firm written purchase order for Product within six (6) month from the date Diamond receives such [***], Diamond shall charge, and Elanco shall pay, a warehousing fee equal to [***] of the invoice amount of such [***] per month (for each full or partial month) that exceeds such six (6) month period. Diamond shall invoice Elanco on the first day of the first month after expiration of such six (6) month period and each monthly anniversary thereafter until used pursuant to a firm written purchase order for Product or otherwise destroyed.

Elanco may request Diamond to destroy [***] which is deemed unacceptable for rework, re-sort, or remanufacture. Diamond agrees to destroy such Product, and provide Elanco with proof of destruction. Upon any destruction of [***] upon Elanco's request or for any reason other than Diamond's Fault, Elanco shall reimburse Diamond for the cost of such [***] upon invoice therefor.

For the avoidance of doubt, Diamond's failure to supply any Product resulting from [***], whether as a result of failure to obtain sufficient quantities thereof, failure of viricidal testing thereof, receipt of [***] with insufficient minimum shelf life, or otherwise, shall in no way reduce, count toward or otherwise minimize Elanco's minimum purchase requirements set forth in Section A.4 of this Supplemental Agreement.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

Pricing Schedule

Pricing at Annual Additional doses (in millions)(3);
DAH Item Number	Elanco Material Number	Elanco Purchase Order Product Name	Country	Base Price(1)	5.2(2)	10.2(2)	15.0(2)	20.0(2)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

Pricing at Annual Additional doses (in millions)(3);
DAH Item Number	Elanco Material Number	Elanco Purchase Order Product Name	Country	Base Price(1)	5.2(2)	10.2(2)	15.0(2)	20.0(2)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

(1)	Base Price based on [***] doses of Product purchased by Elanco under this Supplemental Agreement per calendar, plus the [***].
(2)	The price adjustment trigger for any given calendar year during the term of this Supplemental Agreement is equal to the number set forth in the chart above (in millions), plus [***].
(3)	Once the number of doses of Product purchased by Elanco under this Supplemental Agreement [***].
(4)	The price associated with DAH Item Numbers [***] include the purchase of [***]. The Parties acknowledge and agree that the amounts set forth below for the [***] included in the Combination Products do not count toward the Actual Annual Purchases required by this Supplemental Agreement. Further, the amounts set forth below are subject to change by Diamond pursuant to Section A.6.1.

PRICING FOR [***]
DAH Number	Diamond Purchase Order Product Name	Additional Price	DAH Item Number
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

(5)	The following individual products must only be sold as a combination of the two DAH Item Numbers listed. The prices provided above are only valid in the listed combination and cannot be combined or used in any other way:

[***] [***]

(6)	The bulk product pricing for DAH Item Numbers [***] are valid only if the labeled Product is shipped in a [***] as defined for each Product. Elanco agrees to obtain prior written approval from DAH for the intended use of each such Product (including the number of doses) prior to the initial bid. Diamond agrees to provide written approval or rejection thereof to Elanco with ten (10) days of receipt of each request. Such Product can only be sold [***].
(7)	The products with DAH Item Numbers [***] do not count toward the Minimum Annual Purchases required hereunder.

By way of example, during a calendar year of this Supplemental Agreement, if the pro-rated portion of the aggregate doses purchased by a Defined Third Party in the twelve (12) month period immediately preceding the termination of a Segment pursuant to Section 2.3 of the APA after the Effective Date of this Agreement equals [***].